[GRAPHIC OF BUILDING OMITTED]
                                       CRA
                                     REALTY
                                     SHARES
                                    PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 TO SHAREHOLDERS
                                   (UNAUDITED)

                                 APRIL 30, 2001

                                   ADVISED BY:
                                   CLARION CRA
                                   SECURITIES

                                                                             CRA
                                                                       ---------
                                                                          REALTY
                                                                       ---------
                                                                          SHARES
                                                                       ---------
                                                                       PORTFOLIO

MANAGER'S DISCUSSION OF FUND PERFORMANCE


Letter to Our Shareholders:
We are pleased to present the semi-annual report for the CRA Realty Shares Portfolio managed on your behalf by Clarion CRA Securities. The performance for the portfolio and several indices are summarized in the table below.

After a swoon in March, the stock market rebounded in April, aided in part by the Federal Reserve Board's surprise interest rate cut of 0.5% (or 50 basis points). The Fed has now cut interest rates by 200 basis points since January, a nearly unprecedented reduction. Real estate stocks, true to their lower-volatility form, had more muted gains in the month but continue to offer significantly better performance year-to-date and over the last 12 months than the S&P 500. The Portfolio continues to outperform the real estate securities indices since inception of the portfolio.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                       ANNUALIZED
                                                                                               -----------------------------
                                                        TRAILING     YEAR-TO-     TRAILING     TRAILING    SINCE INCEPTION 1
                                             APRIL      3 MONTHS       DATE      12 MONTHS     3 YEARS        01/01/97
----------------------------------------------------------------------------------------------------------------------------
        CRA Realty Shares Portfolio          1.62%       -0.37%      -1.72%        18.39%       2.47%           6.35%
        Wilshire R.E. Securities             2.38         0.33        1.33         20.29        3.29            5.65
        NAREIT - Equity REITs                2.39         1.73        2.79         18.87        2.00            4.88
        S&P 500 (Lg. Co. Stocks)             7.77        -8.26       -5.01        -12.97        5.29           14.41
        Russell 2000 (Sm. Co. Stocks)        7.82        -4.18        0.81         -2.86        1.44            8.31
        Lehman Gov't/Corp. Bonds            -0.75         0.73        2.43         12.11        6.34            7.11
----------------------------------------------------------------------------------------------------------------------------

       1 Annualized.
       The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth less than their original cost.

The poor performance relative to the index year-to-date is two-thirds sector selection and one-third stock selection. As shown in the table below, the best performing sectors for the month were hotels, malls, and storage. Industrial, apartments, and shopping centers were the worst performing property types. The portfolio's negative performance for the month, relative to the Wilshire index, is entirely due to sector selection as a result of our underweighting in hotels and storage and our overweighting in apartments. For the year-to-date, about two-thirds of the negative relative performance is due to sector selection (principally the overweight in office and apartments and the underweight in hotels, storage and malls). The other one-third of the relative underperformance is due to stock selection. Not shown in the property type performance chart is the continued lagging performance of larger company stocks and companies with meaningful exposure to California real estate. As of March 31, approximately 25% of the companies in our portfolio were in the Pacific region. Investors continue to be concerned about the impact of the sharp contraction of the tech sector and the energy crisis on California real estate markets as we move into the summer.


                                           WILSHIRE REAL ESTATE SECURITIES INDEX
                                        PERFORMANCE BY PROPERTY TYPE AS OF 4/30/01
----------------------------------------------------------------------------------------------------------------------------
         PROPERTY TYPE            WEIGHT IN      APRIL      YEAR-TO-       2001          2000         2000       TRAILING
                                   INDEX                      DATE         RANK                       RANK       1 YEAR
----------------------------------------------------------------------------------------------------------------------------
         Outlet Centers               0.7%         4.8%        16.5%         1             -6.6%       10           20.8%
         Hotels                      13.2          4.7          5.8          5             46.0         1           29.5
         Malls                        8.7          3.7         13.1          2             23.8         6           22.1
         Storage                      4.0          3.5         13.1          3             14.6         9           26.4
         Diversified                 14.3          2.5         -0.2          7             28.2         4           18.6
         Office                      21.8          2.3         -3.4          9             37.5         2           18.8
         Mfr. Homes                   1.5          2.0          0.9          6             22.0         7           18.1
         Shopping Centers             8.0          1.3          6.5          4             18.0         8           17.4
         Apartments                  20.5          1.1         -2.6          8             35.7         3           20.8
         Industrial                   7.3          1.1         -3.5         10             26.4         5           15.1
----------------------------------------------------------------------------------------------------------------------------
         Total                      100.0%         2.4%         1.3%                       30.7%                    20.3%
----------------------------------------------------------------------------------------------------------------------------


CLARION CRA SECURITIES
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS

PERCEPTION IS OFTEN REALITY IN THE STOCK MARKET. Unquestionably, there are legitimate issues impacting the California economy and, by extension, the California real estate markets. Many investors have "voted with their feet" by selling the stocks. The question for investors with a longer-term horizon is whether the bad news is now fully incorporated in the stock prices. Green Street Advisors, a well-respected buy-side research firm, published a report on Spieker Properties, a well-run office and industrial company with significant holdings in California, Washington, and Oregon. The stock was trading at $50 per share, or roughly a 10% discount to their $55 estimate of net asset value, based on current real estate prices and incorporating a fairly bearish outlook for the San Francisco office market. Furthermore, they concluded that Spieker could generate 12% earnings growth if rents dropped 20% in each of the next two years (2001 and 2002) and lost 4.5% of occupancy. Today, Green Street notes that AvalonBay, an owner of high-quality apartment communities on both the east and west coasts, is trading at a similarly steep 10% discount to NAV. The "market" has taken a decidedly pessimistic view of the prospects for West Coast real estate, resulting in some overly discounted stock prices.

EARNINGS REPORTS - HALF EMPTY OR HALF FULL? We are now approximately 70% through the first quarter earnings reporting season. In the "glass is half empty" camp, approximately 20% of reporting companies have fallen short of earnings expectations, which is nearly twice the percentage observed for much of last year. Guidance for 2002 earnings has been revised down in several cases, citing decreased levels of leasing, development, and sales activity. In the "glass is half full" camp, 80% of the companies reporting thus far have met or exceeded estimates. Overall, weighted average earnings growth has been about 9.5%, slightly ahead of expectations. By contrast, earnings for companies in the S&P 500 that have reported so far have FALLEN 9%.

BUT THE REAL STORY CONTINUES TO BE THE FUTURE DIRECTION OF THE ECONOMY. If the economy avoids a recession (or even if we have a relatively short period of negative growth), we believe the impact on real estate will be minimal. The Federal Reserve has signaled its resolve to use its interest rate and money supply tools to ensure that the economy's growth engine kicks back into gear. Similarly, the Federal government seems on track to provide additional stimulus in the form of tax-rate cuts, which could be implemented this year. These policy actions in the past have brought about significantly improved economic growth 6-12 months out. The anticipation of renewed growth is now reflected in the interest rate yield curve (i.e., the difference between short-term and long-term interest rates). The current difference between the 90-day interest rates and the 30-year interest rates is 200 basis points (versus a spread of only 30 basis points one year ago). A larger spread between short-term and long-term rates generally signals an expectation of higher growth in future periods. In a study published in January, Merrill Lynch found that, over the last six years, REITs enjoyed the best total returns and some of the best relative returns to the S&P 500 over the next 12 months when the yield spread was greater than 150 basis points. CRA's conclusion is that the policy actions are likely to succeed at avoiding a protracted downturn and restoring modest growth in 2002. Though real estate market conditions may be choppy in the intervening time, real estate company earnings are likely to hold up reasonably well (especially in longer-lease term property types, like office), until a period of renewed growth begins.

CONSOLIDATION ACTIVITY CONTINUES IN THE MEANTIME. In early May, Archstone Communities announced that they would acquire Charles E. Smith Residential for $3.6 billion. Much like the merger of Equity Office Properties and Spieker Properties announced in the first quarter, the proposed transaction involves the purchase of a premium priced company with exposure to supply-constrained markets by a larger, nationally-oriented company. The data on REIT Merger and Acquisitions (M&A) activity offers mixed signals as to whether shareholders benefit from these transactions. In a recently published report, Banc of America Securities analyzed the 48 mergers between publicly traded real estate companies since 1994. The study showed clearly that the shareholders of acquired companies tend to benefit in that acquiree stocks outperformed the Morgan Stanley REIT index (RMS) for the period between the announcement and closing. The data for acquirers' stocks were decidedly more mixed. In both 1996 and 1998, the acquirers' stocks outperformed RMS for the period between the deal announcement and closing and for the one year after closing. In 1995, 1997, and 1999, the acquirers' stocks underperformed the RMS index. Based on our discussions with management teams, the "urge to merge" has increased during the prolonged period of negative arbitrage between public and private market real estate pricing. Undoubtedly, the "urge" is being encouraged by fee-hungry investment bankers. Given that the cost savings of REIT mergers are small, that a premium price must be paid to induce the acquirees' shareholders (albeit usually a modest premium), and the mixed track record for acquirers' relative stock performance, we expect M&A activity to continue at a modest pace only.


Clarion CRA Securities
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS

We continue to be optimistic about the total return potential for real estate company stocks in 2001 and 2002. We appreciate your faith in Clarion CRA as your manager and would be happy to answer any questions or concerns you might have.

Sincerely,

CLARION CRA SECURITIES, L.P.



/S/T. RITSON FERGUSON                       /S/KENNETH D. CAMPBELL
T. Ritson Ferguson                          Kenneth D. Campbell
Managing Director                           Managing Director


This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing or sending money. The CRA Realty Shares Portfolio, a portfolio of the Advisors' Inner Circle Fund, is distributed by SEI Investments Distributions Co., Oaks, PA 19456. The portfolio is subject to the risk that the securities of issuers in the real estate industry that the Portfolio purchases will underperform the market as a whole. To the extent that the Portfolio's investments are concentrated in issuers conducting business in the real estate industry, the Portfolio is subject to legislative or regulatory changes, adverse market conditions and/or increase competition affecting that industry.






Clarion CRA Securities
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS

STATEMENT OF NET ASSETS

April 30, 2001                                                       (Unaudited)

                                                         Market
                                                          Value
CRA REALTY SHARES PORTFOLIO                    Shares     (000)
--------------------------------------------------------------------------------
EQUITIES (96.0%)
INDUSTRIAL (3.9%)
   AMB Property ............................. 112,600   $  2,804
                                                        --------
INDUSTRIAL/OFFICE MIX (8.8%)
   Duke-Weeks Realty ........................ 109,500      2,523
   Liberty Property Trust ................... 132,200      3,814
                                                        --------
                                                           6,337
                                                        --------
OFFICE (35.1%)
   Arden Realty .............................  97,700      2,449
   Boston Properties ........................  21,200        838
   Brandywine Realty Trust ..................  84,900      1,674
   Brookfield Properties ....................  84,700      1,441
   CarrAmerica Realty ....................... 100,300      2,884
   Equity Office Properties Trust ........... 105,257      3,005
   Highwoods Properties ..................... 140,100      3,601
   Kilroy Realty ............................  58,100      1,543
   Prentiss Properties Trust ................ 116,600      2,956
   Spieker Properties .......................  90,100      4,973
                                                        --------
                                                          25,364
                                                        --------
RESIDENTIAL: APARTMENTS (24.7%)
   Apartment Investment &
     Management, Class A ....................  65,100      2,902
   AvalonBay Communities ....................  51,768      2,350
   BRE Properties, Class A ..................  77,800      2,198
   Camden Property Trust .................... 103,900      3,460
   Equity Residential PropsTrust ............  66,100      3,470
   Gables Residential Trust .................  47,100      1,356
   Summit Properties ........................  87,100      2,097
                                                        --------
                                                          17,833
                                                        --------
RESIDENTIAL: HOTELS (6.7%)
   Host Marriott ............................ 175,800      2,266
   Starwood Hotels & Resorts Worldwide ......  71,557      2,582
                                                        --------
                                                           4,848
                                                        --------
RETAIL: MALLS (8.5%)
   CBL & Associates Properties ..............  10,000        275
   Macerich Company .........................  72,000      1,620
   Simon Property Group ..................... 159,628      4,225
                                                        --------
                                                           6,120
                                                        --------
RETAIL: SHOPPING CENTERS (8.3%)
   Developers Diversified Realty ............ 187,100      2,829
   Regency Centers .......................... 125,700      3,136
                                                        --------
                                                           5,965
                                                        --------
   TOTAL EQUITIES
     (Cost $58,767)                                       69,271
                                                        --------

                                                         Market
                                                          Value
                                               Shares     (000)
--------------------------------------------------------------------------------
CASH EQUIVALENT (3.0%)
   SEI Daily Income Trust
     Prime Obligation Fund ..................2,149,562  $  2,150
                                                        --------
   TOTAL CASH EQUIVALENT
     (Cost $2,150) ................................        2,150
                                                        --------
   TOTAL INVESTMENTS (99.0%)
     (Cost $60,917) ...............................       71,421
                                                        --------
   OTHER ASSETS AND LIABILITIES, NET (1.0%)                  736
                                                        --------


NET ASSETS:
   Portfolio capital of Institutional Shares
     (unlimited authorization --
     no par value) based on 7,180,554
     outstanding shares of beneficial interest ....       71,446
   Distributions in excess of net investment income         (697)
   Accumulated net realized loss on investments ...       (9,096)
   Net unrealized appreciation on investments .....       10,504
                                                        --------
   TOTAL NET ASSETS (100.0%) ......................      $72,157
                                                        ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- INSTITUTIONAL SHARES .......      $10.05
                                                        ========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS  (000)                                       (Unaudited)

                                                                   11/1/00
CRA REALTY SHARES PORTFOLIO                                      THRU 4/30/01
-----------------------------------------------------------------------------
Investment Income:
   Dividend Income...............................................     $1,652
   Interest Income ..............................................         62
-----------------------------------------------------------------------------
     Total Investment Income.....................................      1,714
-----------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees .....................................        240
   Administrative Fees ..........................................         52
   Professional Fees ............................................         18
   Transfer Agent Fees ..........................................         17
   Printing Fees ................................................         10
   Registration and Filing Fees .................................          7
   Custodian Fees ...............................................          3
   Trustee Fees .................................................          3
   Amortization of Deferred Organizational Costs ................          2
   Other Fees....................................................          1
-----------------------------------------------------------------------------
     Total Expenses .............................................        353
-----------------------------------------------------------------------------
   Less: Investment Advisory Fee Waiver .........................        (10)
     Net Expenses................................................        343
-----------------------------------------------------------------------------
       Net Investment Income ....................................      1,371
-----------------------------------------------------------------------------
   Net Realized Gain from Securities Sold .......................      1,179
   Net Unrealized Appreciation of Investment Securities .........      2,665
-----------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments ............      3,844
-----------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations..........     $5,215
-----------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)


                                                                                   11/1/00
                                                                                 THRU 4/30/01         11/1/99
CRA REALTY SHARES PORTFOLIO                                                      (UNAUDITED)       THRU 10/31/00
----------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income........................................................     $1,371          $3,476
   Net Realized Gain (Loss) on Securities Sold .................................      1,179          (3,612)
   Net Change in Unrealized Appreciation of Investment Securities ..............      2,665          12,727
----------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations.......................      5,215          12,591
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income .......................................................     (1,371)         (3,476)
   In Excess of Net Investment Income ..........................................       (624)           (329)
----------------------------------------------------------------------------------------------------------------
     Total Distributions .......................................................     (1,995)         (3,805)
----------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares Issued ...............................................................      6,269           9,051
   Shares Issued in Lieu of Cash Distributions .................................      1,490           2,905
   Shares Redeemed .............................................................     (3,269)        (12,263)
----------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from Capital Share Transactions....      4,490            (307)
----------------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets ..............................................      7,710           8,479
----------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period .........................................................     64,447          55,968
----------------------------------------------------------------------------------------------------------------
   End of Period ...............................................................    $72,157         $64,447
================================================================================================================
    Shares Issued and Redeemed:
    Shares Issued ..............................................................        630           1,022
    Shares Issued in Lieu of Cash Distributions ................................        147             324
    Shares Redeemed ............................................................       (329)         (1,408)
----------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Share Transactions .............................        448             (62)
----------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS


For a Share Outstanding Throughout each Period


                                                                                                                  Ratio
          Net                                                             Net               Net                   of Net
         Asset                Realized and Distributions Distributions   Asset            Assets      Ratio     Investment
         Value       Net       Unrealized    from Net        from        Value              End    of Expenses    Income
       Beginning Investment Gain (Loss) on  Investment      Capital       End     Total  of Period  to Average  to Average
       of Period   Income      Securities     Income         Gains     of Period Return+   (000)   Net Assets   Net Assets
       --------- ---------  -------------- ------------- ------------- --------- ------- --------- -----------  ----------
---------------------------
CRA REALTY SHARES PORTFOLIO
---------------------------
2001*   $ 9.57    $0.20         $ 0.57       $(0.29)          --        $10.05     8.00%  $72,157      1.00%      3.98%
2000      8.24     0.69           1.21        (0.57)          --          9.57    23.78    64,447      1.00       5.71
1999      9.10     0.49          (0.80)       (0.55)          --          8.24    (3.70)   55,968      1.00       5.37
1998     11.49     0.35          (1.85)       (0.40)        $(0.49)       9.10   (14.16)   55,617      1.00       3.29
1997 (1) 10.00     0.26           1.53        (0.30)          --         11.49    18.17    34,797      1.00       2.91


                    Ratio
                    of Net
        Ratio    Investment
      of Expenses  Income
      to Average  to Average
      Net Assets  Net Assets  Portfolio
      (Excluding (Excluding   Turnover
        Waivers)   Waivers)      Rate
      ---------- -----------  ---------
---------------------------
CRA REALTY SHARES PORTFOLIO
---------------------------
2001*     1.03%       3.95%      24.58%
2000      1.05        5.66       92.99
1999      1.11        5.26       66.56
1998      1.17        3.12       73.54
1997 (1)  1.63        2.28      102.74


 * For the six-month period ended April 30, 2001 (Unaudited). All ratios for the period have been annualized.
 +  Return is for the period indicated and has not been annualized.
(1) The CRA Realty Shares Portfolio commenced operations on January 1, 1997. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                        CRA REALTY SHARES PORTFOLIO

April 30, 2001                                                       (Unaudited)

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with ten portfolios. The financial statements herein are those of the CRA Realty Shares Portfolio (the "Fund"). The financial statements of the remaining portfolios are presented separately. The Fund is registered to offer two classes of shares: Institutional Shares and Class A Shares. As of April 30, 2001, the Class A Shares had not yet commenced operations. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

    SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees.

    FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

    SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

    NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

    REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

    EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders quarterly. Any net realized capital gains are distributed to Shareholders at least annually.

    Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise.

    USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    The majority of the dividend income recorded by the Fund is from Real Estate Investment Trusts ("REITs"). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. The Fund's Administrator estimates the return of capital based upon historical returns of capital paid by each REIT in prior periods. These estimates are then reconciled to the actual returns of capital reported by the REITs shortly after calendar year end, and an adjustment, if any is required, is then recorded by the Fund.

    ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED -- On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Fund does not expect any material impact on results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

NOTES TO FINANCIAL STATEMENTS (concluded)            CRA REALTY SHARES PORTFOLIO

April 30, 2001                                                       (Unaudited)

3. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

In April 1998, the AICPA issued Statement of Position "SOP" No. 98-5, "Reporting on the Costs of Start-Up Activities." The Fund incurred organization costs of approximately $32,000. These costs have been capitalized by the Fund and are being amortized over sixty months commencing with the start-up. In the event the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $13,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or 0.15% of the first $100 million of the Portfolio's average daily net assets; 0.125% of the next $100 million of the Portfolio's average daily net assets; 0.10% of the next $100 million of the Portfolio's average daily net assets; and 0.08% of the Portfolio's average daily net assets over $300 million.

Effective April 27, 2001, the Board of Trustees approved a change in the transfer agent and dividend disbursing agent for the Fund from DST Systems Inc. to Forum Shareholder Services, LLC (the "Transfer Agent").

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.




5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and Clarion CRA Securities (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .70% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee and reimburse Fund expenses as applicable in order to limit the Fund's total operating expenses to a maximum of 1.00% of the average daily net assets for Institutional shares. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

First Union National Bank acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended April 30, 2001, are as follows
(000):


      Purchases...............................        $20,524
      Sales ..................................        $16,552


At April 30, 2001, the total cost of securities and net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at April 30, 2001, is as follows (000):



Aggregate gross unrealized
  appreciation .................................      $10,569
Aggregate gross unrealized
  depreciation .................................          (65)
                                                      -------
Net unrealized appreciation ....................      $10,504
                                                      =======

                                      NOTES

                                      NOTES

                                      NOTES

                                      NOTES

                                      FUND:
                           CRA REALTY SHARES PORTFOLIO
                                  P.O. Box 446
                               Portland, ME 04112


                                    ADVISER:
                             cLARION Cra securities
                      Suite 205, 259 N. Radnor-Chester Road
                                Radnor, PA 19087


                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                  Oaks, PA19456


                                 ADMINISTRATOR:
                      SEI INVESTMENTS MUTUAL FUNDS SERVICES
                                  Oaks, PA19456


                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036


                         INDEPENDENT PUBLIC ACCOUNTANTS:
                               ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103





          This information must be preceded or accompanied by a current prospectus for the Fund described.


CRA-F-003-05